UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 4, 2017 (November 28, 2017)

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of Principal Executive Offices)
(213) 225-5900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                   ☐

As previously reported, on May 15, 2016, Breitburn Energy Partners LP (the “Partnership”) and certain of its affiliates (such affiliates, together with the Partnership, the “Debtors”) filed voluntary petitions for relief (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption In re Breitburn Energy Partners LP, et al., Case No. 16-11390.

On November 28, 2017, Breitburn Energy Partners LP (the “Partnership”) issued a press release (the “Press Release”) announcing that it has reached an agreement in principle (the “Agreement in Principle”) with its key creditor constituencies with respect to an amended plan of reorganization and restructuring. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Restructuring Support Agreement

In connection with the Agreement in Principle and the Amended Plan (defined below), on November 28, 2017, the Debtors entered into a First Amendment to Amended and Restated Restructuring Support Agreement (the “RSA Amendment”) with certain holders (“Requisite Consenting Second Lien Creditors”) of the Debtors’ 9.25% Senior Secured Second Lien Notes (“Second Lien Notes”) and certain holders (“RSA Commitment Parties” and together with the Requisite Consenting Second Lien Creditors, the “RSA Amendment Parties”) of the Debtors’ 7.875% Senior Notes due 2022 and 8.625% Senior Notes due 2020 (collectively, the “Senior Unsecured Notes”). Pursuant to the RSA Amendment, among other things, the Debtors and the RSA Amendment Parties consented to the Second Amended Joint Chapter 11 Plan of Reorganization (the “Amended Plan”) and the BCA Amendment (defined below).

The RSA Amendment amends the Amended and Restated Restructuring Support Agreement entered into among the Debtors and the Consenting Creditors (as defined therein), which was disclosed in the Partnership’s Current Report on Form 8-K, filed October 13, 2017.

The foregoing description of the RSA Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the RSA Amendment attached as Exhibit 10.1 to this report and incorporated herein by reference.

Amendment to Backstop Commitment Agreement

In connection with the Agreement in Principle and the Amended Plan, on November 28, 2017, the Debtors entered into a First Amendment to Amended and Restated Backstop Commitment Agreement (the “BCA Amendment”) with certain holders of the Second Lien Notes and certain holders of the Debtors’ Senior Unsecured Notes (collectively, the “BCA Commitment Parties”). Pursuant to the BCA Amendment, among other things, the Debtors and the BCA Commitment Parties (a) amended the terms of the Rights Offering Procedures attached thereto as Exhibit C (the “Amended Rights Offering Procedures”) to reflect the terms of the Agreement in Principle (which terms are further described in the Press Release) and (b) consented to the amendments set forth in the Amended Rights Offering Procedures, the Amended Plan and the RSA Amendment.

The BCA Amendment amends the Amended and Restated Backstop Commitment Agreement entered into among the Debtors and the BCA Commitment Parties, which was disclosed in the Partnership’s Current Report on Form 8-K, filed October 13, 2017.

The foregoing description of the BCA Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the BCA Amendment attached as Exhibit 10.2 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 28, 2017, the Partnership issued the Press Release announcing the Agreement in Principle with its key creditor constituencies regarding the Amended Plan. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other.

On December 1, 2017, the Debtors filed the Third Amended Joint Chapter 11 Plan of Reorganization (the “Third Amended Plan”) and related disclosure statement with the Bankruptcy Court, copies of which are furnished as Exhibit 99.2 hereto and Exhibit 99.3 hereto, respectively. The Third Amended Plan contains certain revisions to the Amended Plan attached to the RSA Amendment and was consented to by the RSA Amendment Parties and the BCA Commitment Parties.

The information in this report under Item 8.01, including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

The information in this report contains forward-looking statements relating to the Partnership’s operations that are based on management’s current expectations, estimates and projections about its operations. Words and phrases such as “believes,” “expect,” “future,” “impact,” “will be,” “forecast” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. These include risks relating to the Partnership’s financial performance and results; the restructuring process, including our inability to confirm and consummate the Amended Plan or an alternative restructuring; changes in our business strategy; our future levels of indebtedness and liquidity; prices and demand for natural gas and oil; increases in operating costs; uncertainties inherent in estimating our reserves and production; our ability to replace reserves and efficiently develop our current reserves; political and regulatory developments relating to taxes, derivatives and our oil and gas operations; and the factors set forth under the heading “Risk Factors” incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1    First Amendment to Amended and Restated Restructuring Support Agreement, dated November 28, 2017, by and among the Debtors and the other parties thereto, including a copy of the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, dated November 28 2017.
10.2    First Amendment to Amended and Restated Backstop Commitment Agreement, dated November 28, 2017, by and among the Debtors and the other parties thereto, including a copy of the Debtors’ Amended Rights Offering Procedures.

99.1    Press Release, dated November 28, 2017.

99.2    Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization, dated December 1, 2017.

99.3    Disclosure Statement for Debtors’ Third Amended Joint Chapter 11 Plan, dated December 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: December 4, 2017	By:
Halbert S. Washburn
Chief Executive Officer